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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934


             Date of Report (Date of the earliest event reported)
                                 June 7, 2001


                     PLAY BY PLAY TOYS & NOVELTIES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             Texas                       0-26374               74-2623760
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)


                                4400 Tejasco
                          San Antonio, Texas 78218
            (Address of principal executive offices and zip code)


                                (210) 829-4666
             (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

        On June 7, 2001, Play By Play Toys & Novelties, Inc. (the
"Company") received the resignation of Howard G. Peretz from his position as a Director of the Company.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 12th day of June 2001.

                                PLAY BY PLAY TOYS & NOVELTIES, INC.

                                By:  /s/ Joe M. Guerra
                                   -------------------------------------------
                                         Joe M. Guerra
                                         CHIEF FINANCIAL OFFICER AND TREASURER



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